COMMITMENTS AND CONTINGENCIES	6 Months Ended
Jun. 30, 2013
COMMITMENTS AND CONTINGENCIES [Abstract]
COMMITMENTS AND CONTINGENCIES
NOTE 7: COMMITMENTS AND CONTINGENCIES
As of June 30, 2013, the Company was contingently liable for letters of guarantee and letters of credit amounting to $590 (December 31, 2012: $590) issued by various banks in favor of various organizations and the total amount was collateralized by cash deposits, which were included as a component of restricted cash.
In November 2012, the Company entered into an agreement with Navios Partners that provided Navios Partners with guarantees against counterparty default on certain existing charters (see also Note 8).
Navios Logistics has issued a guarantee and indemnity letter that guarantees the performance by Petrolera San Antonio S.A. of all its obligations to Vitol S.A. up to $12,000. This guarantee expires on March 1, 2014.
As of June 30, 2013, Navios Logistics was contingently liable for various claims and penalties to local tax authorities for a total of approximately $1,004 ($1,039 as of December 31, 2012), recorded in other long-term liabilities. According to the Horamar acquisition agreement, if such cases are brought against Navios Logistics, the amounts involved will be reimbursed by the previous shareholders, and, as such, Navios Logistics has recognized a receivable against such liability, which was reflected in other non-current assets. The contingencies are expected to be resolved in the next four years. In the opinion of management, the ultimate disposition of these matters is immaterial and will not adversely affect Navios Logistics' financial position, results of operations or liquidity.
The Company is involved in various disputes and arbitration proceedings arising in the ordinary course of business. Provisions have been recognized in the financial statements for all such proceedings where the Company believes that a liability may be probable, and for which the amounts are reasonably estimable, based upon facts known at the date the financial statements were issued. Management believes the ultimate disposition of these matters will be immaterial to the Company's financial position, results of operations or liquidity.
The Company, in the normal course of business, entered into contracts to time charter-in vessels for various periods through April 2026. As of June 30, 2013, the Company's future minimum commitments, net of commissions under chartered-in vessels, barges and pushboats were as follows:

	Amounts in thousands of U.S. Dollars
	In Operation	To be delivered	Total
June 30, 2014	$94,308	$4,248	$98,556
June 30, 2015	61,975	7,728	69,703
June 30, 2016	53,199	14,000	67,199
June 30, 2017	49,320	20,276	69,596
June 30, 2018	46,512	20,276	66,788
June 30, 2019 and thereafter	121,863	117,516	239,379
Total	$427,177	$184,044	$611,221

As of June 30, 2013, Navios Logistics has obligations related its port expansion project, the acquisition of three pushboats and the acquisition of the chartered in fleet of $1,523, 20,150 and $12,813, respectively. The table below reflects the future payments for these commitments.

Amounts in thousands of U.S. Dollars
June 30, 2014	$26,976
June 30, 2015	3,690
June 30, 2016	3,820
Total	$34,486

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